Exhibit 99.2

Hillenbrand Announces Intention to Explore Strategic Alternatives for its Batesville Business

●	Batesville is a leader in the death care industry in North America and is widely recognized by funeral professionals for its exceptional quality, innovation, and customer service

●	For more than 115 years, Batesville has been focused on helping families honor the lives of those they love®

●	Review of strategic alternatives to focus on building upon the business’ strong legacy and leadership position to deliver value for shareholders

BATESVILLE, Ind., July 20, 2022 - /PRNewswire/ - Hillenbrand, Inc (NYSE: HI) announced today that its Board of Directors has initiated a process to explore strategic alternatives for its Batesville business. As part of the process, the Board will consider a range of potential alternatives.

“Today’s announcement is a defining moment for Hillenbrand, building on the exceptional work our teams have done to position our businesses for success,” said Kim Ryan, President and Chief Executive Officer of Hillenbrand. “Batesville has been a recognized leader in the death care industry for more than 115 years because of its exceptional quality, innovation, and customer service. Through this process, we are focused on determining the best path to benefit Batesville, its stakeholders, and Hillenbrand.”

Hillenbrand has retained Evercore as the financial advisor for its evaluation of strategic alternatives for Batesville. There can be no assurance that the process will result in any transaction for Batesville or that any transaction, if pursued, will be consummated. Hillenbrand does not intend to provide any additional information on the review of strategic alternatives for Batesville unless or until the process is completed or terminated.

Additionally, earlier today, Hillenbrand announced that it has signed a binding offer to acquire LINXIS Group, a leading global provider of mixing, ingredient automation, and portioning solutions for food and other higher growth end markets.

About Hillenbrand

Hillenbrand (NYSE: HI) is a global industrial company operating in over 40 countries with over 10,000 associates serving a wide variety of industries around the world. Guided by our Purpose — Shape What Matters For Tomorrow™ — we pursue excellence, collaboration, and innovation to consistently shape solutions that best serve our associates, customers, communities, and other stakeholders. Hillenbrand's portfolio includes brands such as Coperion, Milacron Injection Molding & Extrusion, and Mold-Masters, in addition to Batesville. To learn more, visit: www.Hillenbrand.com.

About Batesville

Batesville (www.Batesville.com), a wholly owned subsidiary of Hillenbrand, Inc. (NYSE: HI), is a recognized leader in the death care industry in North America, offering a comprehensive portfolio of burial and cremation products, memorialization options and innovative technology solutions. For more than a century, Batesville has supported licensed funeral professionals in helping families honor the lives of those they love.® A history of manufacturing excellence, product innovation, superior customer service and reliable delivery helped Batesville become – and remain – an industry leader.

Forward-Looking Statements

Throughout this release, we make a number of “forward-looking statements,” including statements regarding the proposed acquisition of LINXIS Group (“Linxis”) (the “Proposed Transaction”) and the exploration of potential strategic alternatives for our Batesville business (the “Strategic Process”), that are within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future sales, earnings, cash flow, results of operations, uses of cash, and financings, including in all cases with respect to the impact of the Linxis acquisition, share repurchases, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, and projected costs or savings or transactions of Hillenbrand, Inc. (the “Company”), Linxis, or the combined company following the Proposed Transaction (the “Combined Company”), including, without limitation, with respect to the Strategic Process or any transaction or proposed transaction resulting from the Strategic Process (a “Batesville Transaction”), any or all of which might or might not happen in the future, the anticipated benefits of the Proposed Transaction, including estimated synergies, and the expected timing of completion of the Proposed Transaction, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project
become	pursue	estimate	will	forecast	continue	could	anticipate
target	encourage	promise	improve	progress	potential	should	impact

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point:  Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: risks related to the Russian Federation’s invasion of Ukraine (referred to herein as the “Ukraine War”) and resulting geopolitical instability and uncertainty, which could have a negative impact on our or Linxis’ ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the impact of contagious diseases such as the COVID-19 pandemic and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruption, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s or Linxis’ credit quality, closure or temporary interruption of the Company’s, Linxis’, or their respective suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates; loss of human capital or personnel, and general economic calamities; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; increasing competition for highly skilled and talented workers as well as labor shortages; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; risks that the integration of Linxis, Milacron or other acquired businesses disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the Proposed Transaction, the acquisition of Milacron or any other acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price or from nontraditional sources in the death care industry; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; the impact of incurring significant amounts of indebtedness and any inability of the Company or Linxis to respond to changes in its business or make future desirable acquisitions; the ability of the Company, Linxis, or the Combined Company to comply with financial or other covenants in debt agreements; global market and economic conditions, including those related to the financial markets; our level of international sales and operations; cyclical demand for industrial capital goods; continued fluctuations in mortality rates and increased cremations; the dependence of our business units on relationships with several large customers and providers; competition faced by our Batesville business from non-traditional sources; the impact to the Company's, Linxis’, or the Combined Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax-related matters; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; the effect of certain provisions of the Company's governing documents and Indiana law that could decrease the trading price of the Company's common stock; the ability of Linxis to favorably complete the works council consultation process and the ability of Linxis and the Company to satisfy the other conditions to the closing of the Proposed Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the Company and Linxis to terminate any binding agreements; negative effects of the announcement or the consummation of the Proposed Transaction on the market price of the Company’s common stock or on its or Linxis’ business, financial condition, results of operations and financial performance (including the ability of Linxis to maintain relationships with its customers, suppliers and others with whom it does business); uncertainties as to access to available financing for the Proposed Transaction on a timely basis and on reasonable terms; the impact of the additional indebtedness the Company will incur in connection with the Proposed Transaction; significant transaction costs and/or unknown liabilities of the Proposed Transaction; the possibility that the anticipated benefits from the Proposed Transaction cannot be realized by the Company in full or at all or may take longer to realize than expected; risks related to diversion of Linxis’ management’s attention from Linxis’ ongoing business operations due to the Proposed Transaction; risks associated with contracts containing consent and/or other provisions that may be triggered by the Proposed Transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Linxis’ operations with those of the Company will be greater than expected; the ability of Linxis and the Combined Company to retain and hire key personnel; the duration and outcome of the Strategic Process; the possibility that a Batesville Transaction, if any, resulting from the Strategic Process is ultimately not consummated; potential adverse effects of the Strategic Process or announcement of the Strategic Process or results thereof on the market price of the Company’s common stock; potential adverse effects of the Strategic Process or announcement of the Strategic Process or results thereof on the ability of Batesville to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of Batesville’s management’s attention from Batesville’s ongoing business operations due to the Strategic Process; and the impact of the Strategic Process on the ability of the Company to retain and hire key personnel for the Batesville business.

There can be no assurance that the Proposed Transaction or any other transaction described above will in fact be consummated in the manner described or at all. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”) on November 17, 2021, and in Part II, Item 1A of Hillenbrand’s Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2022. The forward-looking information in this release speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

CONTACTS

Investor Relations for Hillenbrand
Sam Mynsberge, Sr. Director, Investor Relations
Phone: 812-931-5036
Email: investors@hillenbrand.com

Corporate Communications for Hillenbrand

Gladstone Place Partners

Lauren Odell / Heather West / Danielle Fornabaio

Phone: 212-230-5930

Email: Hillenbrand@gladstoneplace.com